UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2012

American Assets Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200 San Diego, California 92130		92130
(Address of principal executive offices)		(Zip Code)

(858) 350-2600

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 21, 2012, American Assets Trust, Inc. (the “Company”), through a subsidiary of the Company’s operating partnership, completed the acquisition of City Center Bellevue, a 27-story LEED-EB Gold certified office tower, consisting of approximately 497,000 square feet, located at 500 108th Avenue NE in Bellevue, Washington (the “Property”).

The purchase price for the Property, excluding closing costs, credits and prorations, was approximately $229 million, which the Company funded using a combination of cash on hand and funds drawn against its existing credit facility. The Company anticipates placing mortgage financing on the Property.

Approximately 92% of the Property’s total rentable square feet is leased. Major tenants at the Property include Caradigm, HDR Engineering, Inc., Intelius, Inc., Sucker Punch Productions, LLC, Global Scholar, Inc., Cisco Systems, Inc. and Morgan Stanley.

The transaction was structured to accommodate a possible tax deferred exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986 and applicable state revenue and taxation code sections.

Item 7.01 Regulation FD Disclosure.

On August 21, 2012, the Company issued a press release announcing the agreement to purchase the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by American Assets Trust, Inc. on August 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

By:	/s/ Adam Wyll
Adam Wyll Senior Vice President, General Counsel and Secretary

August 21, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by American Assets Trust, Inc. on August 21, 2012.